Exhibit 10.4
AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 24, 2012, is entered into by and among (1) PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Borrower”); (2) the Required Lenders (as defined in the Credit Agreement referred to below); and (3) CITIBANK, N.A., as Administrative Agent, with respect to the following:

A.           The Borrower, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of May 31, 2011 (the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”).  Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B.           The Borrower, the Administrative Agent and the Required Lenders desire to make certain amendments to the Existing Credit Agreement as set forth below on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Effectiveness.  The effectiveness of the provisions of Section 2 of this Amendment is subject to the satisfaction of the conditions further described in Section 3 of this Amendment.

2. Amendment to Section 8.  On the terms and subject to the conditions of this Amendment, Section 8 of the Existing Credit Agreement is hereby amended by deleting clause (h) in its entirety and replacing it with the following:

“(h)           one or more judgments or decrees shall be entered against the Borrower or any of its Significant Subsidiaries by a court of competent jurisdiction involving in the aggregate a liability (not paid or, subject to customary deductibles, fully covered by insurance as to which the relevant insurance company has not denied coverage) of $100,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof unless, in the case of a discharge, such judgment or decree is due at a later date in one or more payments and the Borrower or such Subsidiary satisfies the obligation to make such payment or payments on or prior to the date such payment or payments become due in accordance with such judgment or decree; or.”

3. Conditions Precedent to the Effectiveness of this Amendment.  The effectiveness of the provisions of Section 2 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

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(a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.

(b) The representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the Amendment Effective Date.

(c) No Default or Event of Default shall have occurred and be continuing on the date of the Amendment Effective Date or after giving effect to this Amendment.

4. Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender that (a) each of the representations and warranties made by the Borrower in the Credit Agreement (i) that does not contain a materiality qualification (other than the representations and warranties set forth in Section 4.2, 4.6(b) and 4.13) shall be true and correct in all material respects on and as of the date of the Amendment Effective Date as if made on and as of such date, and (ii) that contains a materiality qualification (other than the representations and warranties set forth in Sections 4.2, 4.6(b) and 4.13) shall be true and correct on and as of the Amendment Effective Date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date); (b) the Borrower has the corporate power and corporate authority to make and deliver this Amendment and to perform the Existing Credit Agreement as amended by this Amendment; (c) the Borrower has taken all necessary corporate action to authorize the execution and delivery of this Amendment and the performance of the Existing Credit Agreement as amended by this Amendment; (d) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, laws of general application related to the enforceability of securities secured by real estate and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (y) applicable regulatory requirements (including the approval of the CPUC) prior to foreclosure under the Indenture; and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment do not (x) violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Significant Subsidiaries; or (y) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Indenture).

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5. Miscellaneous.

(a) Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

(i) Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.

(ii) The execution and delivery of this Amendment and performance of the Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(iv) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

(b) Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission (or by email of a PDF or similar electronic image file) shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all of the parties shall be lodged with the Borrower and the Administrative Agent.

(c) Governing Law.  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

6. Loan Documents.  This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PACIFIC GAS AND ELECTRIC COMPANY

By:  NICHOLAS M. BIJUR
Name:  Nicholas M. Bijur
Title:  Vice President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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CITIBANK, N.A.
as Administrative Agent, an Issuing Lender and as a Lender

By:  MAUREEN P. MARONEY
Name:  Maureen P. Maroney
Title:  Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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BANK OF AMERICA, N.A.
as Administrative Agent, an Issuing Lender and as a Lender

By:    PATRICK MARTIN
Name: Patrick Martin
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, an Issuing Lender and as a Lender

By:   JUAN JAVELLANA
Name:  Juan Javellana
Title:  Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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THE ROYAL BANK OF SCOTLAND PLC,
as Co-Documentation Agent, an Issuing Lender and as a Lender

By:   EMILY FREEDMAN
Name: Emily Freedman
Title:   Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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BANCO BILBAO VIZCAYA ARGENTARIA,
S.A. NEW YORK BRANCH,
as a Lender

By:    NIETZSCHE RODRICKS
Name:  Nietzsche Rodricks
Title:  Executive Director

By:   EDUARDO CUTRIM
Name: Eduardo Cutrim
Title:  Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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THE BANK OF NEW YORK MELLON,
as a Lender

By:     MARK W. ROGERS
Name:  Mark W. Rogers
Title:    Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:     ALAN REITER
Name:  Alan Reiter
Title:    Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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Barclays Bank PLC,
as a Lender

By:     MAY HUANG
Name:  May Huang
Title:  Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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BNP PARIBAS,
as a Lender

By:     DENIS O’MEARA
Name:  Denis O’Meara
Title:  Managing Director

By:   FRANCIS J. DELANEY
Name: Francis J. Delaney
Title:  Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     MING K. CHU
Ming K Chu
Vice President

By:     HEIDI SANDQUIST
Heidi Sandquist
Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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GOLDMAN SACHS BANK USA,
as a Lender

By:      MICHELLE LATZONI
Name:  Michelle Latzoni
Title:    Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:     LEON MO
Name:  Leon Mo
Title:    Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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Morgan Stanley Bank, N.A.,
as a Lender

By:     JOHN DURLAND
Name:  John Durland
Title:  Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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Royal Bank of Canada,
as a Lender

By:      THOMAS CASEY
Name:  Thomas Casey
Title:  Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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UBS LOAN FINANCE LLC,
as a Lender

By:      LANA GIFAS
Name:  Lana Gifas
Title:    Director

By:     JOSELIN FERNANDES
Name: Joselin Fernandes
Title:  Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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Union Bank, N.A.
as a Lender

By:      DENNIS BLANK
Name:  Dennis Blank
Title:    Vice President

[Signature Page to Amendment No. 1 to Credit Agreement – Pacific Gas and Electric Company]
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